UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) November 5, 2003

                           EDGE PETROLEUM CORPORATION
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             (Exact name of registrant as specified in its charter)

           DELAWARE                 000-22149                    76-0511037
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(State or other jurisdiction       (Commission                  (IRS Employer
      of incorporation)             File No.)                Identification No.)

                   1301 Travis, Suite 2000, Houston, TX 77002
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               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (713) 654-8960

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         (Former name or former address, if changed since last report.)

Item 12. Results of Operations and Financial Condition.

      On November 5, 2003, Edge Petroleum Corporation announced third quarter 2003 financial results reporting earnings up 982% and record quarterly production. A copy of the related press release is attached hereto as Exhibit 99.1.

Item 7. Financial Statements and Exhibits

      (c) Exhibits.

      The following exhibits are filed herewith:

      Exhibit 99.1 Edge Petroleum Corporation press release dated November 5, 2003.

                                    Signature

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Edge Petroleum Corporation

November 5, 2003                            By:     /s/ Michael G. Long
                                                --------------------------------
                                                        Michael G. Long
                                                Senior Vice President and Chief
                                                Financial and Accounting Officer